                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  January 10, 1997

                              KNIGHT-RIDDER, INC.
------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                   Florida                            1-7553                         38-0723657
----------------------------------------------------------------------------------------------------------------
          (State or other jurisdiction of           (Commission           (I.R.S. Employer Identification No.)
                  incorporation)                    File Number)



          One Herald Plaza, Miami, Florida                                            33132
----------------------------------------------------------------------------------------------------------------
        (Address of principal executive offices)                                    (Zip Code)

Registrant's telephone number, including area code:              (305) 376-3800
                                                              ------------------

                                 Not Applicable
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


                               Page 1 of 8 Pages
                      The Index to Exhibits is on Page 8

Item 2.  Disposition of Assets.

                  On January 10, 1997, Knight-Ridder, Inc., through several of its direct and indirect wholly-owned subsidiaries, consummated the sale to Tele-Communications, Inc. of all but one of their jointly owned investments in cable television systems. The remaining cable investment, which includes systems in Kentucky but accounts for only a small portion of the total sale, is expected to close later. The consideration that Knight-Ridder, Inc. received for its interests that were sold, determined through arms-length negotiation, was $85,788,260 in net cash, 1,048,517 shares of Time Warner Inc. common stock, 8,838,117 shares of Tele-Communications, Inc. Series A TCI Group common stock which may be sold immediately pursuant to an effective registration statement and 7,284,496 shares of Tele-Communications, Inc. Series A TCI Group common stock which will be registered for sale by Tele-Communications, Inc. in 2 years.

Item 7.  Financials and Exhibits.


b.      Pro Forma Financial Information
This transaction involved the sale of substantially all of Knight-Ridder
Inc.'s (KRI) investment in cable television systems. KRI accounts for this investment under the equity method. Because there are a limited number of pro forma adjustments which affect the condensed consolidated statements of income, a narrative description of their effects is furnished in lieu of pro forma condensed consolidated statements of income. The narrative outlines the effects of the sale as if it had occurred at the beginning of each period. Tabular pro forma condensed consolidated balance sheets, along with accompanying notes, are presented as if the sale had occurred at the end of the periods presented. The pro forma effects and adjustments were determined based on available information and on certain allocations that KRI believes are reasonable. The pro forma financial information does not purport to represent what KRI's actual results of operations would have been had the sale occurred at the beginning of the periods presented and may not be indicative of KRI's financial position or operating results for any future date or period.


PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME

Had the sale occurred as of the beginning of fiscal 1995 or fiscal 1996, net income for the year ended December 31, 1995 would have decreased by $12 million from $160 million to $148 million, while net income for the three quarters ended September 26, 1996 would have decreased by $9 million from $192 million to $183 million. This represents the pro forma after tax effects of eliminating the equity in earnings of this unconsolidated investee and interest income.


                               Page 2 of 8 Pages

KNIGHT-RIDDER, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
SEPTEMBER 26, 1996
(IN THOUSANDS OF DOLLARS)


                                                                                         Pro Forma        Adjusted
                                                                         Historical      Adjustments     Pro Forma
                                                                        ------------    ------------    -----------
ASSETS

     Cash & equivalents
        including  short-term  cash  investments                        $    22,160                     $    22,160
     Accounts  receivable                                                   326,924                         326,924
     Inventories
                                                                             52,607                          52,607
     Other current assets                                                    59,567     $   167,000 A       226,567
                                                                        -----------     -----------     -----------
            Total Current Assets                                            461,258         167,000         628,258
                                                                        -----------     -----------     -----------

     Investments and Other Assets                                           543,115         104,000 A       520,115
                                                                                           (127,000)B
     Property,  Plant and Equipment, Net                                    910,491                         910,491


     Goodwill and Other Intangible Assets                                   913,775                         913,775
                                                                        -----------     -----------     -----------
            Total                                                       $ 2,828,639     $   144,000     $ 2,972,639
                                                                        ===========     ===========     ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

     Other current liabilities                                          $   474,431     $    67,000 C   $   541,432
                                                                        -----------     -----------     -----------
            Total  Current  Liabilities                                     474,431          67,000         541,431


     Other noncurrent liabilities                                         1,242,511          27,000 C     1,183,511
                                                                                            (86,000)A
                                                                        -----------     -----------     -----------
           Total Noncurrent Liabilities                                   1,242,511         (59,000)      1,183,511


Minority interest in consolidated subsidiaries                                2,200                           2,200


SHAREHOLDERS' EQUITY
       Common Stock                                                           1,960                           1,960
       Additional capital                                                   310,150                         310,150
       Retained earnings                                                    772,192          34,000 D       806,192

       Unrealized gains on investments                                       25,195         102,000 D       127,195
                                                                        -----------     -----------     -----------
           Total Shareholders' Equity                                     1,109,497         136,000       1,245,497
                                                                        -----------     -----------     -----------

           Total                                                        $ 2,828,639     $   144,000     $ 2,972,639
                                                                        ===========     ===========     ===========

See accompanying notes.


                              Page 3 OF 8 Pages

KNIGHT-RIDDER, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
DECEMBER 31, 1995
(IN THOUSANDS OF DOLLARS)


                                                                                         Pro Forma        Adjusted
                                                                         Historical      Adjustments     Pro Forma
                                                                        ------------    ------------    -----------
ASSETS

     Cash & equivalents
        including  short-term  cash  investments                        $    26,012                     $    26,012
     Accounts  receivable                                                   339,264                         339,264
     Inventories                                                             73,349                          73,349
     Other  current  assets                                                  64,297     $   167,000 A       231,297

                                                                        -----------     -----------     -----------
            Total  Current  Assets                                          502,922     $   167,000         669,922
                                                                        -----------     -----------     -----------

     Investments and Other Assets                                           607,324         104,000 A       595,324
                                                                                           (116,000)B
     Property,  Plant  and  Equipment, Net                                  931,647                         931,647

     Goodwill and Other Intangible Assets                                   963,817                         963,817

                                                                        -----------     -----------     -----------
           Total                                                        $ 3,005,710     $   155,000     $ 3,160,710
                                                                        ===========     ===========     ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

     Other current liabilities                                          $   437,642     $    69,000 C   $   506,642
                                                                        -----------     -----------     -----------
            Total  Current  Liabilities                                     437,642          69,000         506,642

     Other noncurrent liabilities                                         1,456,255          29,000 C     1,399,255
                                                                                            (86,000)A
                                                                        -----------     -----------     -----------
           Total Noncurrent Liabilities                                   1,456,255         (57,000)      1,399,255

Minority interest in consolidated subsidiaries                                  843                             843

SHAREHOLDERS' EQUITY
       Common Stock                                                           1,012                           1,012
       Additional capital                                                   295,360                         295,360
       Retained earnings                                                    771,656          35,000 D       806,656
       Unrealized gains on investments                                       42,942         108,000 D       150,942
                                                                        -----------     -----------     -----------
           Total Shareholders' Equity                                     1,110,970         143,000       1,253,970
                                                                        -----------     -----------     -----------

           Total                                                        $ 3,005,710     $   155,000     $ 3,160,710
                                                                        ===========     ===========     ===========



See accompanying notes.


                               Page 4 of 8 Pages

Knight-Ridder, Inc.
Notes to Pro forma Balance Sheets (unaudited)
(In Thousands of Dollars)

NOTE A- PRO FORMA ADJUSTMENTS

CONDENSED CONSOLIDATED BALANCE SHEET AT SEPTEMBER 26, 1996

A. To record the use of net proceeds to reduce long term borrowings ($86,000) and to adjust current assets and investments and other assets for the estimated fair value of the securities received ($271,000).

B.   To eliminate the carrying value of the investee ($127,000).

C. To record the tax effect of recording the unrealized gain on the securities received and the realized gain on the proceeds received.

D. To record the realized and unrealized gain on the transaction, net of tax ($134,000).


CONDENSED CONSOLIDATED BALANCE SHEET AT DECEMBER 31, 1995

A. To record the use of net proceeds to reduce long term borrowings ($86,000) and to adjust current assets and investments and other assets for the estimated fair value of the securities received ($271,000).

B.   To eliminate the carrying value of the investee ($116,000).

C. To record the tax effect of recording the unrealized gain on the securities received and the realized gain on the proceeds received.

D. To record the realized and unrealized gain on the transaction, net of tax ($141,000).



                               Page 5 of 8 Pages

c.   Exhibits


     (2)-1 Asset Purchase Agreement dated as of March 18, 1996 by and between Tele-Communications, Inc. and Knight-Ridder Cablevision, Inc., KRC-SNJ, Inc., KRC-NJFT, Inc., and Knight-Ridder Investment Company.

     (2)-2 First Amendment to Asset Purchase Agreement is dated as of September 27, 1996, by and between Tele-Communications, Inc. and Knight-Ridder Cablevision, Inc., KRC-SNJ, Inc., KRC-NJFT, Inc., and Knight-Ridder Investment Company.

     (2)-3 Second Amendment to Asset Purchase Agreement dated as of January 10, 1997, by and between Tele-Communications, Inc. and Knight-Ridder Cablevision, Inc., KRC-SNJ, Inc., KRC-NJFT, Inc. and Knight-Ridder Investment Company.



                               Page 6 of 8 Pages

                                   SIGNATURE

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Dated: January 24, 1997




                                        KNIGHT-RIDDER, INC.
                                        (Registrant)


                                        By:   /s/ Gary R. Effren
                                            ---------------------------------
                                            Name:  Gary R. Effren
                                            Title: Vice President/Controller
                                                   (Chief Accounting Officer
                                                   and Duly Authorized Officer
                                                   of Registrant)



                               Page 7 of 8 Pages

                               Index to Exhibits

   Exhibit
   -------
     (2)-1     Asset Purchase Agreement, dated as of March 18, 1996 by and between Tele-Communications, Inc. and Knight-Ridder Cablevision,
               Inc., KRC-SNJ, Inc., KRC-NJFT, Inc., and Knight-Ridder
               Investment Company.

     (2)-2     First Amendment to Asset Purchase Agreement is dated as of
               September 27, 1996, by and between Tele-Communications, Inc. and
               Knight-Ridder Cablevision, Inc., KRC-SNJ, Inc., KRC-NJFT, Inc., and Knight-Ridder Investment Company.


     (2)-3     Second Amendment to Asset Purchase Agreement is dated as of
               January 10, 1997, by and between Tele-Communications, Inc. and
               Knight-Ridder Cablevision, Inc., KRC-SNJ, Inc., KRC-NJFT, Inc.
               and Knight-Ridder Investment Company.




                               Page 8 of 8 Pages